                                                                    Exhibit 4.1


 Number                          click2learn                        SHARES
CLK 6952                                .com

INCORPORATED UNDER THE LAWS                    SEE REVERSE SIDE FOR STATEMENTS
 OF THE STATE OF DELAWARE                      RELATING TO RIGHTS, PREFERENCES,
                                               PRIVILEGES AND RESTRICTIONS,
                                                           IF ANY

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                                                            CUSIP 18681S 10 6
This Certifies that






is the owner of
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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE $0.01 PER SHARE, OF
--------------------------click2learn.com, inc. --------------------------------
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated




          /S/ STEVEN ESAU                             /S/ JOHN D. ATHERLY
  -------------------------------                 ---------------------------
  VICE PRESIDENT, GENERAL COUNSEL                  VICE PRESIDENT, FINANCIAL
      AND CORPORATE SECRETARY          SEAL            AND ADMINISTRATION
                                                  AND CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED
  CHASEMELLON SHAREHOLDERS SERVICES, L.L.C.
                     TRANSFER AGENT AND REGISTRAR
                             click2learn.com, inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                  UNIF GIFT MIN ACT - _______________ Custodian ______________
     TEN ENT - as tenants by the entireties                                   (Cust.)                 (Minor)
     JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
               survivorship and not as tenants                           Act ____________________________________
               in common                                                               (State)
                                                     UNIF TRF MIN ACT  - _______________ Custodian (until age ___)
                                                                             (Cust.)

                                                                         _________________ under Uniform Transfers
                                                                               (Minor)
                                                                         to Minors Act ___________________________
                                                                                                  (State)

     Additional abbreviations may also be used though not in the above list


     FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date: _______________________

                                      X _______________________________________

                                      X _______________________________________
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                NOTICE: CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT
                                        OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By ___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15